OMNIBUS AMENDMENT

This Omnibus Amendment (this “Amendment”), dated as of November 28, 2008, is entered into by and among Incentra Solutions, Inc. (f/k/a Front Porch Digital, Inc.) a Nevada corporation (the "Parent"), Network System Technologies, Inc., an Illinois corporation (“NST”), Incentra Solutions of the Northwest, Inc., an Oregon corporation (“ISNW”) consisting of the merged predecessor entities of Tactix, Inc. and PWI Technologies, Inc.(“PWI”), Incentra Solutions of the Northeast, Inc., a Delaware corporation (“ISNE”), Incentra Solutions of California, Inc., a Delaware corporation consisting of the merged predecessor entities of Incentra Solutions of California, Inc. and Incentra Helio Acquisition Corp. (“ISC”), ManagedStorage International, Inc., a  Delaware corporation (“MSI”), Incentra Solutions International, Inc., a Delaware corporation (“ISI”), Sales Strategies, Inc., a New Jersey corporation (“SSI” and collectively with Parent, NST, Tactix, ISNE, ISC, MSI, ISI and SSI, the “Companies”, and individually each a “Company”) and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for each of Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens US”) and Valens Offshore SPV II, a Delaware corporation (“Valens Offshore II” and, together with the Agent and Valens US, the “Holders” and each, a “Holder”) for the purpose of amending that certain Secured Revolving Note, dated as of February 6, 2006, issued by the Parent, PWI, ISC, MSI and ISI to Laurus Master Fund, Ltd. (In Voluntary Liquidation) (“Laurus”) and subsequently assigned in full to each of Valens US and Valens Offshore II (as amended, modified or supplemented from time to time, the “Revolving Note”).  Reference is also made to that certain Security Agreement, dated as of February 6, 2006, by and among the Companies and Laurus (as amended, modified or supplemented from time to time, the “Security Agreement” and, together with the Revolving Note and the Ancillary Agreements referred to in the Security Agreement, the “Documents”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Documents, as applicable.

WHEREAS, each Company and each Holder have agreed to make certain changes to the Revolving Note as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           The definition of the “Maturity Date” appearing in the Preamble of the Revolving Note is hereby amended to “February 6, 2010”.

2.           The Revolving Note is hereby amended by deleting Section 1.1 in its entirety and replacing said Section 1.1 with the following new Section

“1.1           Contract Rate.  Subject to sections 3.2 and 4.10, interest payable on the outstanding principal amount of this Note (the “Principal Amount”) shall accrue at a fixed rate per annum equal to ten percent (10%)  through February 5, 2009, and at a fixed annual rate per annum of twelve percent (12%) thereafter (the “Contract Rate”).  Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on March 1, 2006 and continuing on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.”

3.           In consideration of Section 1 above, each Company, jointly and severally, hereby agrees to pay in cash to Valens US upon the earlier to occur of (the “Payment Date”) (i) the Maturity Date as defined in the Revolving Note and (ii) the date upon which all of the Obligations arising under the Revolving Note shall be declared due and payable or are otherwise paid in full, a non-refundable payment (the “Valens US Payment Amount”) in the amount of (x) in the event that the Payment Date occurs on or prior to May 31, 2009, $425,000, (y) in the event that the Payment Date occurs after May 31, 2009 but on or prior to August 31, 2009, $675,000 and (z) in the event that the Payment Date occurs anytime after August 31, 2009, $1,175,000.  Notwithstanding the foregoing, at Valens US’ election, up to fifty percent (50%) of the Valens US Payment Amount otherwise required to be paid in cash, may be paid through the issuance by the Parent to Valens US of such number of shares (the “Valens US Stock Payment”) of the Parent’s common stock, par value $0.001 (the “Common Stock”) as determined in the manner set forth below:

Valens US Stock Payment = ((Valens US Elected Percentage)(Valens US Payment Amount))/Applicable Closing Price

For purposes of this Amendment, the term (i) “Applicable Closing Price” shall mean the lesser of (x) the volume weighted average trading price of the Common Stock on the Principal Market for the ten (10) trading days immediately preceding the date hereof and (y) the volume weighted average trading price of the Common Stock on the Principal Market for the ten (10) trading days immediately preceding the Payment Date and (ii) “Valens US Elected Percentage” shall mean such percentage as may be elected by Valens US in its sole discretion up to 50%.

4.           In further consideration of Section 1 above, each Company, jointly and severally, hereby agrees to pay in cash to Valens Offshore II on the Payment Date (as defined in Section 3 above), a non-refundable payment (the “Valens Offshore II Payment Amount”) in the amount of (x) in the event that the Payment Date occurs on or prior to May 31, 2009, $1,275,000, (y) in the event that the Payment Date occurs after May 31, 2009 but on or prior to August 31, 2009, $2,025,000 and (z) in the event that the Payment Date occurs anytime after August 31, 2009, $3,525,000.  Notwithstanding the foregoing, at Valens Offshore II’s election, up to fifty percent (50%) of the Valens Offshore II Payment Amount otherwise required to be paid in cash, may be paid through the issuance by the Parent to Valens Offshore II of such number of shares (the “Valens Offshore II Stock Payment”) of the Parent’s Common stock as determined in the manner set forth below:

Valens Offshore II Stock Payment = ((Valens Offshore II Elected Percentage)(Valens Offshore II Payment Amount))/Applicable Closing Price (as defined in Section 3 above)

For purposes hereof, the term “Valens Offshore II Elected Percentage” shall mean such percentage as may be elected by Valens Offshore II in its sole discretion up to 50%.

5.           Upon execution of this Amendment, the Companies, jointly and severally, shall pay (i) to Valens Capital Management, LLC, the investment manager of Valens US and Valens Offshore II (“VCM”), a non-refundable payment in an amount equal to $100,000, which payment is intended to defray certain of VCM’s due diligence, legal and other expenses incurred in connection with amending the maturity date of the Revolving Note, (ii) to Valens US, a non-refundable payment in an amount equal to $33,250 and (iii) to Valens Offshore II, a non-refundable payment in an amount equal to $99,750 (collectively, the “Payment”).  Each of the foregoing payments in clauses (i), (ii) and (iii) shall be deemed fully earned on the date hereof and shall not be subject to rebate or proration for any reason.

6.           This Amendment shall be effective as of the date first written above (the “Amendment Effective Date”) on the date when (i) each Company and each Holder shall have executed this Amendment, (ii) the Companies shall have delivered to Agent their respective counterpart to this Amendment and (iii) each of VCM, Valens US and Valens Offshore II shall have received the Payment.

7.           Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

8.           Each Company hereby represents and warrants to the Holders that as of the date hereof, both before and after giving effect to this Amendment, (i) no Event of Default exists and is continuing and (ii) all representations, warranties and covenants made by each Company in connection with the Documents are true, correct and complete and (iii) on the date hereof, all of the Companies covenant requirements have been met. The Company hereby agrees to, no later than five days after the date hereof, file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment (the “8-K”) on the date hereof.

9.           The Companies further covenant and agree that, (i) except as disclosed in the Parent’s Exchange Act Filing and other than shares which may be granted pursuant to this Amendment, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from Parent of any of its securities, (ii) the issuance of the Valens US Stock Payment and the Valens Offshore II Stock Payment will not result in a change in the price or number of any securities of the Parent outstanding under anti-dilution or other similar provisions contained in or affecting any such securities, (iii) at the time of issuance, all issued and outstanding shares of Common Stock constituting the Valens US Stock Payment and the Valens Offshore II Stock Payment shall be duly authorized and validly issued and fully paid and nonassessable, (iv) the rights, preferences, privileges and restrictions of the Common Stock that shall constitute the Valens US Stock Payment and the Valens Offshore II Stock Payment are as stated in the Parent’s Certificate of Incorporation as amended through the date hereof, (v) at the time of issuance, the Common Stock constituting the Valens US Stock Payment and the Valens Offshore II Stock Payment shall be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, (vi) at the time of issuance, the Common Stock constituting the Valens US Stock Payment and Valens Offshore II Stock Payment shall not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with, (vii) at the time of issuance, the Common Stock constituting the Valens US Stock Payment and the Valens Offshore II Stock Payment shall be issued in compliance with all applicable state and federal laws concerning the issuance of securities, and (viii) they each will cooperate with both Valens US and Valens Offshore II in connection with all resales pursuant to Rule 144 under the Securities Act of 1933, as amended and provide legal opinions necessary to allow such resales.

10.           Each Company hereby further represents and warrants to each of Valens US and Valens Offshore II that it

(a)         has reviewed and approved the terms and provisions of this Amendment and the documents, instruments and agreements entered into in connection therewith;

(b)         acknowledges, ratifies and confirms that all of the indebtedness incurred by, and all other obligations and liabilities of, each of the undersigned contained in the Documents, including, without limitation, the Valens US Payment Amount and Valens Offshore II Payment Amount, are deemed “Obligations” under and as defined in the Documents, are in full force and effect and shall remain in full force and effect as of and after the date hereof;

(c)         acknowledges, ratifies and confirms that all liabilities and obligations of each of the undersigned under the Documents include, without limitation, all obligations and liabilities of the undersigned in respect of the Valens US Payment Amount and Valens Offshore II Payment Amount;

(d)         represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Document, including, without limitation, in respect of the Valens US Payment Amount and Valens Offshore II Payment Amount; and

(e)         acknowledges, ratifies and confirms the grant by each such undersigned to each Valens US and Valens Offshore II of a security interest and charge, to the extent applicable, in the assets of such undersigned as more specifically set forth in the Documents, as applicable, and to the extent such grant of a security interest and charge was not previously made, the undersigned hereby grants to Valens US and Valens Offshore II a security interest in the collateral of such undersigned as set forth and described in the Documents.

11.         From and after the Amendment Effective Date, this Amendment shall constitute an “Ancillary Agreement” for all purposes of the Security Agreement and the Ancillary Agreements referred to in the Security Agreement, as each are amended, modified or supplemented from time to time.

12.         This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each Company and each Holder has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

INCENTRA SOLUTIONS, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Chief Corporate Development Officer and Treasurer

MANAGEDSTORAGE INTERNATIONAL, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS INTERNATIONAL, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS OF CALIFORNIA, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

NETWORK SYSTEM TECHNOLOGIES, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHWEST, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHEAST, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

SALES STRATEGIES, INC.

By:	\s\ Matthew Richman
Name: Matthew Richman
Title: Secretary

LV ADMINISTRATIVE SERVICES, INC. as Agent

By:	\s\ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signer

VALENS U.S. SPV I, LLC By: Valens Capital Management, LLC, its investment manager

By:	\s\ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signer

VALENS OFFSHORE SPV II, CORP. By: Valens Capital Management, LLC, its investment manager

By:	\s\ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signer